SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                       Securities and Exchange Act of 1934



Date of Report (Date of earliest event reported):  May 7, 2001
                                                   -----------


                              WIDEPOINT CORPORATION
           -----------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


         Delaware                        000-23967                 52-2040275
-----------------------------         ----------------          ---------------
(State or other jurisdiction            (Commission              (IRS Employer
      of incorporation)                 File Number)             Identification
                                                                     Number)

One Mid-America Plaza, Oakbrook Terrace, Illinois                    60181
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(Address of principal executive offices)                          (zip code)


Registrant's telephone number, including area code:    ( 630) 645-0003
                                                     --------------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 4. Changes in Registrant's Certifying Accountant.

         On May 7, 2001, WidePoint Corporation (the "Company") determined that the firm of Arthur Andersen LLP ("AA") would no longer serve as the Company's independent accounting firm. AA had served in that capacity since 1996. The Company decided that a change in its independent accounting firm would be appropriate.

         During the years ended December 31, 1999 and 2000, there were no disagreements between the Company and AA on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of AA, would have been referred to in their reports. AA's reports on the Company's financial statements for the years ended December 31, 1999 and 2000 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

         The decision to change independent accountants was approved by the Audit Committee of the Company's Board of Directors.

         Attached as an exhibit to this Form 8-K is a letter from AA indicating their agreement or disagreement with the statements made by the Company in this Form 8-K.

         On May 7, 2001, the Company engaged the independent accounting firm of Grant Thornton LLP ("Grant Thornton") to serve as its new auditors.

         During the years ended December 31, 1999 and 2000 and the subsequent interim period, the Company did not consult with Grant Thornton regarding either (i) the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company's financial statements or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Form 8-K) or a reportable event (as defined in
Item 304(a)(1)(v) of Form 8-K).

         The decision to engage of Grant Thornton was approved by the Audit Committee of the Company's Board of Directors.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         Exhibits:

         The following exhibit is filed herewith:

             Exhibit Number          Document
               16(a)                 Letter, dated May 10, 2001, from Arthur
                                     Andersen LLP to the Securities and Exchange
                                     Commission

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            WIDEPOINT CORPORATION
                                            (Registrant)




Dated:  May 10, 2001                        By:  /s/ MICHAEL C. HIGGINS
                                               ---------------------------------
                                                 Michael C. Higgins
                                                 President